SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  July 8, 2004


                             FARADAY FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-22236               33-0565710
--------------------------------      ------------         -------------------
(State or other jurisdiction of       (Commission             (IRS employer
        incorporation)                file number)         identification no.)

           175 South Main, Suite 1240, SLC, Utah             84111
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip code)


                                 (801) 502-6100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 4 pages.

Item 8.01 Other Information

         On September 8, 2004, HomeNet Communications, Inc. ("HomeNet") became a wholly owned subsidiary of the registrant. On or about July 8, 2004, NetCentrex and HomeNet entered into an agreement whereby HomeNet will be using the NetCentrex MyCall(R) VoIP component of the NetCentrex IPlay3(TM) residential voice and video communications solution to deliver Voice over IP (VoIP) services to HomeNet's iProvo (Provo, Utah) subscribers. That news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  99.1     News release describing NetCentrex arrangement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FARADAY FINANCIAL, INC.




Date: October 20, 2004                         By  /s/ Frank Gillen
                                                  ------------------------
                                                  Frank Gillen
                                                  President